UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2011

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
Woodridge, Illinois	60517
(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.              Results of Operations and Financial Condition.

On March 24, 2011, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2010 and a reverse stock split on a 1-for-30 share basis (the “Reverse Stock Split”). A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.              Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Press Release dated March 24, 2011 announcing its financial results for the fourth quarter and full year ended December 31, 2010 and the Reverse Stock Split

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: March 24, 2011	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated March 24, 2011 announcing its financial results for the fourth quarter and full year ended December 31, 2010 and the Reverse Stock Split